                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG SUNAMERICA LIFE ASSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:


REGISTRANT NAME                   FILE NO.
------------------------------    ----------------------

Variable Separate Account         002-86837  / 811-03859
                                  033-47473  / 811-03859
                                  333-25473  / 811-03859
                                  333-55740  / 811-03859
                                  333-58234  / 811-03859
                                  333-102906 / 811-03859
                                  333-58314  / 811-03859
                                  333-66114  / 811-03859
                                  333-91860  / 811-03859
                                  333-65118  / 811-03859

Variable Annuity Account One      033-32569  / 811-04296

Variable Annuity Account Two      033-81472  / 811-08626

Variable Annuity Account Four     033-86642  / 811-08874

Variable Annuity Account Five     333-08859  / 811-07727
                                  333-67685  / 811-07727
                                  333-66106  / 811-07727
                                  333-92396  / 811-07727

Variable Annuity Account Seven    333-63511  / 811-09003
                                  333-65965  / 811-09003

Variable Annuity Account Nine     333-90328  / 811-21096
                                  333-90324  / 811-21096
                                  333-88414  / 811-21096
                                  333-89468  / 811-21096

/S/ MERTON BERNARD AIDINOFF               Director           October 27, 2005
-------------------------------
MERTON BERNARD AIDINOFF

/S/ STEVEN JAY BENSINGER                  Director           October 27, 2005
-------------------------------
STEVEN JAY BENSINGER

/S/ JOHN QUINLAN DOYLE             Director and President    October 27, 2005
-------------------------------
JOHN QUINLAN DOYLE

/S/ JEFFREY L. HAYMAN                     Director           October 27, 2005
-------------------------------
JEFFREY L. HAYMAN

/S/ DAVID LAWRENCE HERZOG                 Director           October 27, 2005
-------------------------------
DAVID LAWRENCE HERZOG

/S/ ROBERT EDWARD LEWIS                   Director           October 27, 2005
-------------------------------
ROBERT EDWARD LEWIS
/
/S/ KRISTIAN PHILIP MOOR           Director and Chairman     October 27, 2005
-------------------------------
KRISTIAN PHILIP MOORU

/S/ WIN JAY NEUGER                        Director           October 27, 2005
-------------------------------
WIN JAY NEUGER

/S/ ERNEST THEODORE PATRIKIS              Director           October 27, 2005
-------------------------------
ERNEST THEODORE PATRIKIS

                                          Director           October 27, 2005
-------------------------------
Robert Michael Sandler

                                   Director, Senior Vice     October 27, 2005
-------------------------------   President and Treasurer
ROBERT S. SCHIMEK

/S/ NICHOLAs SHAW TYLER                   Director           October 27, 2005
-------------------------------
NICHOLAS SHAW TYLER

/S/ NICHOLAS CHARLES WALSH                Director           October 27, 2005
-------------------------------
NICHOLAS CHARLES WALSH